OTHER OPERATING GAINS	12 Months Ended
Dec. 31, 2021
Operating Income (Loss) [Abstract]
OTHER OPERATING GAINS

10.	OTHER OPERATING GAINS

(in thousands of $)	2021	2020	2019
Gain on settlement of claim	—	3,422	3,737
Other gains	519	353	628
Gain on sale of vessel	5,059	12,354	—
Gain on sale of subsidiary	—	6,928	—
Gain on termination of vessel leases	—	7,409	—
Gain (loss) on pool arrangements	315	(564)	(943)
	5,893	29,902	3,422

In the year ended December 31, 2020, the Company recorded a $3.4 million gain on settlement of a claim. In the year ended December 31, 2019, the Company recorded a $3.7 million insurance recovery for loss of hire insurance for Front Altair.

In the year ended December 31, 2021, the Company recorded other gains of $0.5 million (2020: $0.4 million, 2019: $0.6 million) in relation to the settlement of miscellaneous claims.

In the year ended December 31, 2021, the Company entered into an agreement to sell four of its scrubber fitted LR2 tankers at a combined purchase price of $160.0 million to SFL Tanker Holding Ltd., a company related to Hemen, its largest shareholder. In December 2021 two vessels were delivered to the new owners. The Company recorded a gain on sale in relation to the first two vessels of $5.1 million in the year ended December 31, 2021. Further information on the sale of these vessels to a related party can be found in Note 27. In the year ended December 31, 2020, the Company sold one VLCC previously recorded as an investment in finance lease at a purchase price of $25.5 million. The vessel was delivered to the new owners in June 2020 and the Company recorded a gain on sale of $12.4 million.

In the year ended December 31, 2020, the Company completed the sale of its 71.38% ownership interest in SeaTeam Management to OSM. Golden Ocean, and the other owners of SeaTeam Management also sold their interests in SeaTeam Management to OSM. In connection with this transaction, the total consideration allocated to the Company amounted to $10.7 million, $5.4 million of which was received on October 20, 2020 upon the completion of the sale. The outstanding amount was paid in two equal payments of $2.7 million on March 31, 2021 and on December 1, 2021. A gain from the sale of $6.9 million was recorded in the year ended December 31, 2020.

In the year ended December 31, 2020, the Company agreed with SFL to terminate the long-term charter for the 2002-built VLCC Front Hakata upon the sale and delivery of the vessel by SFL to an unrelated third party. The Company received a compensation payment of $3.2 million from SFL for the termination of the current charter and recognized a gain on termination, including the compensation payment, of $7.4 million. Further information on the gain on termination of vessel leases can be found in Note 18.

In the year ended December 31, 2021, the Company recorded a $0.3 million gain (2020: $0.6 million loss, 2019: $1.5 million loss) related to the pooling arrangement with SFL between two of its Suezmax tankers Front Odin and Front Njord and two SFL vessels Glorycrown and Everbright. A gain of $0.6 million was recorded in the year ended December 31, 2019 related to other pooling arrangements.